SUPPLEMENT TO PROSPECTUS
                           DATED NOVEMBER 1, 1999 FOR
                           THE HIRTLE CALLAGHAN TRUST

                  THE DATE OF THIS SUPPLEMENT IS AUGUST 1, 2000

THE INTERNATIONAL EQUITY PORTFOLIO: INVESTMENT ADVISORY ARRANGEMENTS.
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At a Special Meeting of the Shareholders of the  International  Equity Portfolio
held on July 26, 2000, shareholders of the Portfolio approved the terms of a portfolio management agreement ("CapGuardian Agreement") between the Trust and Capital Guardian Trust Company ("CapGuardian"). The CapGuardian Agreement, which was approved by the Board at the Special Meeting of the Board held on April 14, 2000, calls for the payment to CapGuardian of performance based compensation ("Performance Fee Arrangement"). The Performance Fee Arrangement entitles CapGuardian to receive a base fee ("Base Fee") calculated at the annual rate of
 .40% (or 40 basis points) of the average net assets of that portion of the Portfolio's assets assigned to CapGuardian ("CapGuardian Account"). After an initial one year period, the Base Fee will be increased or decreased at an annual rate of 25% of the net value added by CapGuardian over the total return of the MSCI EAFE Index plus 40 basis points during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that CapGuardian will earn a performance adjustment only with respect to the value that its portfolio management adds to the CapGuardian Account. CapGuardian's total compensation under the Performance Fee Arrangement cannot exceed 60 basis points with respect to any 12 month period; the minimum annual fee that would be payable to CapGuardian under the Performance Fee Arrangement is 20 basis points. The Performance Fee Arrangement could increase or decrease the fee payable to CapGuardian. Moreover, CapGuardian could earn a positive performance adjustment in declining markets if the decline in the total return of CapGuardian Account is less than the decline in the total return of the MSCI EAFE Index.